WCM Focused Emerging Markets Fund

Investor Class Shares – WFEMX

Institutional Class Shares – WCMEX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated June 4, 2024, to the

Summary Prospectus dated April 30, 2024.

Effective immediately, the footnote under the “Fees and Expenses of the Fund” table beginning on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

1	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect through April 30, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Please retain this Supplement with your records.